Offerings - Offering: 1	Sep. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 8,169,557.22
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,250.76
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for common shares of beneficial interest, par value $0.001 (the "Shares"), of PGIM Private Credit Fund (the "Fund"). This amount is based upon the offer to purchase up to 329,683 Shares and the net asset value per Class I Share, Class S Share, and Class D Share as of September 30, 2025. The amount of filing fee is calculated at $153.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.